Exhibit 10.1
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
          THIS AMENDMENT (this “Amendment") is entered into as of November 16, 2007, by and among:
     (a) Rock-Tenn Financial, Inc., a Delaware corporation (“Borrower"),
     (b) Rock-Tenn Converting Company, a Georgia corporation (“Converting"), as initial Servicer (the Servicer together with Borrower, the “Loan Parties” and each, a “Loan Party"),
     (c) Variable Funding Capital Company LLC, a Delaware limited liability company, as assignee of Blue Ridge Asset Funding Corporation (“VFCC” or a “Conduit"), and Wachovia Bank, National Association, in its capacity as liquidity provider to VFCC (together with its successor, “Wachovia” and together with VFCC, the “VFCC Group” or a “Conduit Group"),
     (d) Three Pillars Funding LLC, a Delaware limited liability company (“TPF” or a “Conduit"), and SunTrust Bank, in its capacity as liquidity provider to TPF (together with its successor, “SunTrust” and together with TPF, the “TPF Group” or a “Conduit Group"),
     (e) Wachovia Bank, National Association, in its capacity as agent for the VFCC Group (together with its successors and assigns in such capacity, the “VFCC Agent” or a “Co-Agent"), and SunTrust Robinson Humphrey, Inc. (f/k/a SunTrust Capital Markets, Inc.), in its capacity as agent for the TPF Group (together with its successors and assigns in such capacity, the “TPF Agent” or a “Co-Agent"), and
     (f) Wachovia Bank, National Association, in it capacity as administrative agent for the Lenders hereunder or any successor administrative agent hereunder (together with its successors and assigns hereunder, the “Administrative Agent” and together with the Co-Agents, the “Agents"), with respect to that certain Amended and Restated Credit and Security Agreement dated as of September 30, 2005, by and among the parties, as amended (the “Existing Agreement"). The Existing Agreement as amended hereby is sometimes hereinafter referred to as the “Agreement.”
          Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.
W I T N E S S E T H :
     WHEREAS, the parties wish to modify the Existing Agreement as hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

          1. Amendments to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:
          1.1. The definitions of the following terms in Exhibit I to the Existing Agreement are hereby amended and restated in their entirety to read, respectively, as follows:
     “Aggregate Commitment” means, on any date of determination, the aggregate amount of the Liquidity Banks’ Commitments to make Loans hereunder. As of the date hereof, the Aggregate Commitment is $110,000,000.
     “Excess Terms Allowance” means the excess, if any, of the aggregate Outstanding Balance of all Eligible Receivables which by its terms are due and payable greater than 60 days from the original invoice date thereof that exceeds 2.5% of the Outstanding Balance of all Eligible Receivables.
     “Foreign Receivable Excess” means the excess, if any, of the aggregate Outstanding Balance of all Eligible Foreign Receivables over 1.5% of the Outstanding Balance of all Eligible Receivables.
     “Obligor Concentration Limit” means, at any time, in relation to the aggregate Outstanding Balance of Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit shall be determined as follows for Obligors who have short term unsecured debt ratings currently assigned to them by S&P and Moody’s (or in the absence thereof, the equivalent long term unsecured senior debt ratings), the applicable concentration limit shall be determined according to the following table:

		Allowable % of
S&P Rating	Moody’s Rating	Eligible Receivables
A-1+	P-1	10%
A-1	P-1	8%
A-2	P-2	7%
A-3	P-3	3%
Below A-3 or Not Rated by either S&P or Moody’s	Below P-3 or Not Rated by either S&P or Moody’s	2.5%
; provided, however, that (a) if any Obligor has a split rating, the applicable rating will be the lower of the two, (b) if any Obligor is not rated by either S&P or Moody’s, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, and (c) subject to satisfaction of the Rating Agency Condition and/or an increase in the percentage set forth in clause (a)(i) of the definition of “Required Reserve,” upon Borrower’s request from time to time, the Administrative Agent may agree to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates (each such higher percentage, a “Special Concentration Limit”), it being understood that any Special Concentration Limit may be cancelled by the Administrative Agent upon not less than five (5) Business Days’ written notice to the Loan Parties.

     “Required Reserve Factor Floor” means, for any Calculation Period, the sum (expressed as a percentage) of (a) 19% plus (b) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately preceding Cut-Off Date.
          1.2. Schedule A to the Existing Agreement are hereby amended and restated in its entirety to read as set forth in Schedule A hereto.
          2. Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto, (b) receipt by the Administrative Agent of a counterpart of a third amendment and restatement of the Fee Letter, duly executed by each of the parties thereto, and (c) receipt by the Administrative Agent of a counterpart of an amended and restated administrative agent’s fee letter with the Borrower and the Parent, duly executed by the parties thereto, and of payment in immediately available funds of all fees required to be paid thereunder on the date hereof.
          3. Miscellaneous.
          3.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms each of the Transaction Documents to which it is a party.
          3.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.
          3.3. EACH OF THE COMPANIES HEREBY ACKNOWLEDGES AND AGREES THAT:
          3.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY GEORGIA STATE COURT, IN EITHER CASE SITTING IN FULTON COUNTY, GEORGIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENTS, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.
          3.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE EXISTING AGREEMENT (OR EXISTING AGREEMENTS) TO WHICH IT IS A PARTY.

          3.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.
<Signature pages follow>

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
ROCK-TENN FINANCIAL, INC., as Borrower

By: Name:	/s/ Bradley W. Prince Bradley W. Prince
Title:	Treasurer
ROCK-TENN CONVERTING COMPANY, as Servicer

By: Name:	/s/ Gregory L. King Gregory L. King
Title:	Vice President Risk Management, Treasurer and Assistant Secretary

VARIABLE FUNDING CAPITAL COMPANY LLC
BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr. Name: Douglas R. Wilson
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as VFCC Agent, a Liquidity Bank and as Administrative Agent

By:	/s/ Elizabeth R. Wagner

Name:	Elizabeth R. Wagner
Title:	Managing Director

THREE PILLARS FUNDING LLC

By:	/s/ Doris J. Hearn

Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as TPF Agent

By: Name:	/s/ Timothy S. Mueller Timothy S. Mueller
Title:	Managing Director
SUNTRUST BANK, as TPF Liquidity Bank

By: Name:	/s/ Robert Maddox Robert Maddox
Title:	Vice President

SCHEDULE A
COMMITMENTS OF LIQUIDITY BANKS

Blue Ridge Liquidity Banks	Commitment
Wachovia Bank, National Association	$55,000,000

TPF Liquidity Banks	Commitment
SunTrust Bank	$55,000,000

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